Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Turbochef Technologies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2003 (the “Report”), I, Jeffrey B. Bogatin, as Chairman of the Board and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey B. Bogatin

Jeffrey B. Bogatin,

Chairman of the Board

(Principal Executive Officer)

Dated: August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Turbochef Technologies, Inc. and will be retained by Turbochef Technologies, Inc and furnished to the Securities and Exchange Commission upon request.